EXHIBIT 10.38.9.2
WAIVER
     WAIVER, dated as of January 15, 2008 (this “Waiver”), to (i) the Stock Purchase Agreement (“SPA”), dated August 10, 2007, by and among Hanover Capital Mortgage Holdings, Inc. (“Hanover”), and RCG PB, Ltd. and Portside Growth Opportunity Fund (collectively with RCG PB, Ltd., the “Investor”) and (ii) the Second Amended and Restated Annex I (“Annex I”), dated as of November 13, 2007, forming a part of the TBMA Master Repurchase Agreement (September 1996 Version), dated as of August 10, 2007 (the “Master Agreement” and, together with Annex I, Annex II and any schedules and exhibits thereto, the “MRA”), between Hanover and Investor. Capitalized terms used but not defined in this Waiver shall have the meanings ascribed to them in the SPA.
     Whereas, Hanover and the Investor are parties to the SPA and the MRA;
     Whereas, pursuant to the SPA, Hanover was required to file the Shelf Registration Statement within 120 days after the date of the SPA, which requirement was previously waived by the Investor;
     Whereas, Hanover has requested the Investor to waive certain additional provisions of the SPA and the MRA;
     Whereas, the Investor is agreeable to the requested waivers, but only upon the terms, and subject to the conditions contained herein;
     Now, Therefore, in consideration of the premises contained herein, the parties hereto agree as follows:
     1. Waiver. Notwithstanding anything in the SPA or the MRA to the contrary, the Investor hereby waives (a) the requirements in Section 5(a)(i)(A) through (C) of the SPA to file and to use its reasonable best efforts to cause to be declared effective, the Shelf Registration Statement, and (b) any default or Event of Default (as defined in the MRA) (which shall be deemed not to have occurred or be continuing) under Section 11(a)(iv) of the MRA or otherwise that arises or may arise from the failure of Hanover to file and to use its reasonable best efforts to cause to be declared effective, the Shelf Registration Statement; provided, however, if the Investor requests that any restrictive legend on the Shares be removed from the certificate or certificates evidencing such Shares in accordance with Rule 144, and Hanover concludes that it cannot remove any such restrictive legend, the requirements of Section 5(a)(i)(A) through (C) of the SPA shall again be effective from and after the time that Hanover so concludes (which shall be no later than 10 business days following such request) and Hanover shall be obligated to (i) file the Shelf Registration Statement within thirty (30) days after such conclusion and (ii) use its reasonable best efforts to cause the Shelf Registration Statement to declared effective as promptly as practicable.
     2. Continuing Effect; No other Waivers. Except as expressly provided herein, all of the terms of the SPA and the MRA are and shall remain in full force and effect. The waivers provided for herein are limited to the specific sections of the SPA and the MRA specified herein and shall not constitute a waiver of any other provisions of the SPA or the MRA.
     3. Applicable Law. This Waiver and all questions relating to its validity, interpretation and performance shall be governed by and construed in accordance with the laws of the State of New York.
     4. Headings. All section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.
     5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. This Waiver shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.
[Signature Page Follows]

     The parties hereto have executed this Waiver as of the day and year first above written.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
By:	/s/ John A. Burchett
	Name:	John A. Burchett
	Title:	Chairman, President and Chief Executive Officer

RCG PB, LTD
By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory

PORTSIDE GROWTH OPPORTUNITY FUND
By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory